                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  August 13, 1996


                          ADVANCED MICRO DEVICES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                         1-7882               94-1692300
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                         Identification
                                                                   Number)

             One AMD Place
             P.O. Box 3453
         Sunnyvale, California                              94088-3453
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number,
    Including area code:                                  (408) 732-2400


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ITEM 5.  OTHER EVENTS.


     On August 13, 1996, Advanced Micro Devices, Inc. ("AMD" or the "Company") completed an underwritten offering of $400,000,000 of its 11% Senior Secured Notes ("Notes") due August 1, 2003, pursuant to its shelf registration statement filed with the Securities and Exchange Commission and declared effective in 1994. The Notes were priced at par, and their sale was underwritten by Donaldson, Lufkin & Jenrette Securities Corporation and BA Securities, Inc. pursuant to an Underwriting Agreement attached as Exhibit 1 hereto, which is incorporated herein by reference. The terms and conditions of the Notes and related matters are set forth in the Indenture filed as Exhibit 4.2 hereto, which is incorporated herein by reference. The Company will not be required to make mandatory redemption or sinking fund payments with respect to the Notes, although the holders of the Notes would be entitled to require the Company to repurchase their Notes under certain circumstances related to Collateral Sales, Asset Sales, Events of Loss or a Change in Control of the Company as those terms are defined in the Indenture. The Notes may not be redeemed by the Company prior to August 1, 2001, but may be redeemed thereafter at redemption prices specified in the Indenture.

     On July 19, 1996, AMD entered into a credit agreement (the "Credit Agreement") with Bank of America NT&SA, as administrative agent and lender, ABN AMRO Bank N.V., as syndication agent and lender, and Canadian Imperial Bank of Commerce, as documentation agent and lender, providing a three year revolving credit facility (subject to a one year extension) in the aggregate principal amount of $150,000,000 and a four year term loan of up to $250,000,000 available for a period of six months after the effective date of the Credit Agreement (July 19, 1996). Copies of the Credit Agreement and of an amendment to the Credit Agreement dated as of August 7, 1996, are attached as Exhibits 99.1 and
99.2 hereto and are incorporated herein by reference. The Company intends to utilize the term loan facility fully. The Indenture entered into in connection with the Notes limits the aggregate amount which the Company may borrow under the Credit Agreement prior to January 1, 1997, to $250,000,000. The new bank credit facilities, which became available to AMD on August 13, 1996, replaced the Company's existing unsecured and unused $250,000,000 revolving line of credit and its unsecured $150,000,000 four-year term loan. AMD used approximately $150,000,000 of the net proceeds from the sale of the Notes to prepay AMD's previously existing four-year term bank loan. In connection with the offering of the Notes and the execution of the Credit Agreement, the Company and one of its subsidiaries amended the terms of two existing leases between the subsidiary and CIBC, Inc., relating to the Company's headquarters in Sunnyvale, California, and the Company's existing guaranty of those leases. Copies of the amendments are attached hereto as Exhibits 99.3-99.5 and are incorporated herein by reference.

     The indebtedness of the Company under the Notes and with respect to borrowings under the Credit Agreement are secured by substantially all of AMD's real property, plant and equipment at one of its integrated circuit manufacturing facilities, commonly known as Fab 25, located in Austin, Texas.
The terms and conditions under which the Company has granted a lien of
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Fab 25 to secure the indebtedness are set forth in the Indenture and the deed of trust and related documents attached hereto as Exhibits 4.2-4.9 which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

1 Underwriting Agreement, dated as of August 8, 1996, among Advanced Micro Devices, Inc., Donaldson, Lufkin & Jenrette Securities Corporation and BA Securities, Inc.

4.1 Form of Advanced Micro Devices, Inc. 11% Senior Secured Note due August 1, 2003.

4.2 Indenture, dated as of August 1, 1996, between Advanced Micro Devices, Inc. and United States Trust Company of New York, as trustee.

4.3 Intercreditor And Collateral Agent Agreement, Dated as of August 1, 1996, among United States Trust Company of New York, as trustee, Bank Of America NT&SA, as agent for the banks under the Credit Agreement of July 19, 1996, and IBJ Schroder Bank & Trust Company.

4.4 Payment, Reimbursement and Indemnity Agreement, Dated as of August 1, 1996, Between Advanced Micro Devices, Inc. and IBJ Schroder Bank & Trust Company.

4.5 Deed of Trust, Assignment, Security Agreement and Financing Statement, Dated as of August 1, 1996, among Advanced Micro Devices, Inc., as grantor, IBJ Schroder Bank & Trust Company, as grantee, and Shelley W. Austin as trustee.

4.6 Security Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc. and IBJ Schroder Bank & Trust Company, as agent for United States Trust Company of New York, as trustee, and Bank of America NT&SA, as agent for the banks.

4.7 Lease, Option to Purchase and Put Option Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc., as lessor, and AMD Texas Properties, LLC, as lessee.

4.8 Reciprocal Easement Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc. and AMD Texas Properties, LLC.

4.9 Sublease Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc., as sublessee, and AMD Texas Properties, LLC, as sublessor.

99.1 Credit Agreement, dated as of July 19, 1996, among Advanced Micro
     Devices, Inc., Bank of America NT&SA, as administrative agent and lender, ABN AMRO Bank N.V., as syndication agent and lender, and Canadian Imperial Bank Of Commerce, as documentation agent and lender.

99.2 First Amendment to Credit Agreement, dated as of August 7, 1996, among Advanced Micro Devices, Inc., Bank of America NT&SA, as administrative agent and lender, ABN AMRO Bank N.V., as syndication agent and lender, and Canadian Imperial Bank of Commerce, as documentation agent and lender.

99.3 Fifth Amendment to Third Amended and Restated Guaranty, dated as of
     August 1, 1996 (amending the Third Amended and Restated Guaranty, dated as of August 25, 1995, made by Advanced Micro Devices, Inc. in favor of CIBC, Inc.).

99.4 Fifth Amendment to Building Lease, dated as of August 1, 1996 (amending the Building Lease, dated as of September 22, 1992, by and between AMD International Sales & Service, Ltd. And CIBC, Inc.).

99.5 Fifth Amendment to Land Lease, dated as of August 1, 1996 (amending the Land Lease, dated as of September 22, 1992, by and between AMD International Sales & Service, Ltd. and CIBC, Inc.).

99.6 Press Release dated August 13, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANCED MICRO DEVICES, INC.
                                            Registrant

Date:  August 21, 1996             BY:/s/Marvin D. Burkett
                                      -----------------------------------------
                                        Marvin D. Burkett
                                        Senior Vice President, Chief Financial
                                        And Administrative Officer And Treasurer

                                 EXHIBIT INDEX

Exh.
- ----
No.  Exhibits
- ---  --------

1 Underwriting Agreement, dated as of August 8, 1996, among Advanced Micro Devices, Inc., Donaldson, Lufkin & Jenrette Securities Corporation and BA Securities, Inc.

4.1 Form of Advanced Micro Devices, Inc. 11% Senior Secured Note due August 1, 2003.

4.2 Indenture, dated as of August 1, 1996, between Advanced Micro Devices, Inc. and United States Trust Company of New York, as trustee.

4.3  Intercreditor and Collateral Agent Agreement, dated as of August 1,
     1996, among United States Trust Company of New York, as trustee, Bank of America NT&SA, as agent for the banks under the Credit Agreement of July 19, 1996, and IBJ Schroder Bank & Trust Company.

4.4 Payment, Reimbursement and Indemnity Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc. and IBJ Schroder Bank & Trust Company.

4.5 Deed of Trust, Assignment, Security Agreement and Financing Statement, dated as of August 1, 1996, among Advanced Micro Devices, Inc., as grantor, IBJ Schroder Bank & Trust Company, as grantee, and Shelley W. Austin as trustee.

4.6 Security Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc. and IBJ Schroder Bank & Trust Company, as agent for United States Trust Company of New York, as Trustee, and Bank of America NT&SA, as agent for the banks.

4.7 Lease, Option to Purchase and Put Option Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc., as lessor, and AMD Texas Properties, LLC, as lessee.

4.8 Reciprocal Easement Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc. and AMD Texas Properties, LLC.

4.9 Sublease Agreement, dated as of August 1, 1996, between Advanced Micro Devices, Inc., as sublessee, and AMD Texas Properties, LLC, as sublessor.

99.1 Credit Agreement, dated as of July 19, 1996, among Advanced Micro Devices, Inc., Bank of America NT&SA, as administrative agent and lender, ABN AMRO Bank

     N.V., as syndication agent and lender, and Canadian Imperial Bank of Commerce, as documentation agent and lender.

99.2 First Amendment to Credit Agreement, dated as of August 7, 1996, among Advanced Micro Devices, Inc., Bank of America NT&SA, as administrative agent and lender, ABN AMRO Bank N.V., as syndication agent and lender, and Canadian Imperial Bank of Commerce, as documentation agent and lender.

99.3 Fifth Amendment to Third Amended and Restated Guaranty, dated as of
     August 1, 1996 (amending the Third Amended and Restated Guaranty, dated as of August 25, 1995, made by Advanced Micro Devices, Inc. in favor of CIBC, Inc.).

99.4 Fifth Amendment to Building Lease, dated as of August 1, 1996 (amending the Building Lease, dated as of September 22, 1992, by and between AMD International Sales & Service, Ltd. and CIBC, Inc.).

99.5 Fifth Amendment to Land Lease, dated as of August 1, 1996 (amending the Land Lease, dated as of September 22, 1992, by and between AMD International Sales & Service, Ltd. and CIBC, Inc.).

99.6 Press Release dated August 13, 1996.


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